Related Party Transactions (Tables)	12 Months Ended
Dec. 31, 2023
Related Party Transactions [Abstract]
Transactions with Related Parties
The below table summarizes transactions incurred in 2023, 2022 and 2021 with companies for which certain members of the Company’s management perform similar policymaking functions. These include, but are not limited to: Orange, Idemia France and Politecnico di Milano. The amounts reported on the below table correspond to transactions up to the date members of the Company's management hold these similar functions.

	December 31,	December 31,	December 31,
	2023	2022	2021
Sales and services	5	13	8
Purchases and other contributions	27	25	19
Accounts receivable	—	5	2
Accounts payable	6	2	—